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                               FIRST AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
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FIRST AMENDMENT TO WAREHOUSING  CREDIT AND SECURITY AGREEMENT (this "Amendment")
dated as of May ___,  2002,  between Matrix  Capital  Markets,  Inc., a Colorado
corporation  ("Borrower")  and  RESIDENTIAL  FUNDING  CORPORATION,   a  Delaware
corporation ("Lender").

A. Borrower and Lender have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $40,000,000, which is evidenced by a Promissory Note dated March 29, 2002 (the "Note"), and by a Warehousing Credit and Security Agreement dated as of March 29, 2002 (as the same may have been and may be amended or supplemented, the "Agreement").

B.       Borrower  has  requested   that  Lender  amend  certain  terms  of  the
         Agreement, and Lender has agreed to such amendments, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1.       Subject  to  Borrower's  satisfaction  of the  conditions  set forth in
         Section 17, the effective date of this Amendment is ______________ ("Effective Date").


2. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

3. Exhibit A to the Agreement is amended and restated in its entirety as set forth in Exhibit A to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit A are deemed to refer to the new Exhibit A.

4. Borrower must deliver to Lender (a) two executed copies of this Amendment, (b) a Certificate of Secretary with corporate resolutions, and (c) a $350 document production fee.

5. Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified this Amendment, (c) Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) except for changes permitted by the terms of the Agreement, Borrower's representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change in Borrower's financial condition from the date of the Agreement to the Effective Date.

6. Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Loan Documents.

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

7. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                          Matrix Capital Markets, Inc.,
                          a Colorado corporation

                          By:
                             --------------------------------------------

                          Its:
                              -------------------------------------------


                          RESIDENTIAL FUNDING CORPORATION,
                          a Delaware corporation

                          By:
                             --------------------------------------------

                          Its:
                              -------------------------------------------




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                              CONSENT OF GUARANTOR
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The undersigned,  being the Guarantor under a Guaranty dated March 29, 2002 (the
"Guaranty"),   consents  to  the  foregoing   Amendment  and  the   transactions
contemplated by it, and ratifies and reaffirms its obligations under the Guaranty include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of Borrower under this Amendment, the Agreement as modified by this Amendment, the Note and the other Loan Documents. The Guarantor hereby reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations to Lender, and that its obligations under the Guaranty are in full force and effect. Finally, the Guarantor waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Guaranty, all as set forth in the Guaranty, the terms of which are incorporated into this Consent as if fully set forth in it.

Dated: ______________
                                         Matrix Bancorp, Inc.,
                                         a Colorado corporation


                                         By:
                                            -----------------------------------

                                         Its:
                                             ----------------------------------